SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 27, 2004

MEMC Electronic Materials, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)
501 Pearl Drive (City of O'Fallon) St. Peters, Missouri, 63376 (636) 474-5000 (Address, including zip code and telephone number of principal executive offices)

Item 7. Financial Statements and Exhibits.
(c) Exhibits.
99.1 Press Release dated January 27, 2004 announcing the Company's financial results for the quarterly and annual periods ended December 31, 2003.

Item 12. Results of Operations and Financial Condition.

On January 27, 2004, MEMC Electronic Materials, Inc. announced its financial results for the fiscal quarter and year ended December 31, 2003. A copy of the Company's press release announcing these financial results and certain other information is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The attached press release contains forward-looking statements relating to the Company's performance during 2004. A more thorough discussion of certain factors which may affect the Company's operating results is included under the captions "Risk Factors" in the Company's Annual Report on Form 10-K as amended on Form 10-K/A for the fiscal year ended December 31, 2002 and also included in the Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2003, June 30, 2003 and September 30, 2003.

The information in this report shall not be treated as "filed" for purposes of the Securities and Exchange Act of 1934, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.
Date: January 27, 2004	By: /s/ Thomas E. Linnen Name: Thomas E. Linnen Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press Release dated January 27, 2004, issued by MEMC Electronic Materials, Inc.